Second Quarter 2024 Earnings Slides // August 7, 2024

2 Q2 | 2024 Forward-Looking Statements Certain statements contained in this presentation include, and OPENLANE may make related oral, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements made that are not historical facts (including but not limited to expectations, estimates, assumptions, projections and/or financial guidance) may be forward-looking statements. Words such as "should," "may," "will," "would," "anticipate," "expect," "project," "intend,“ “contemplate,” "plan," "believe," "seek," "estimate," "assume," “can,” "could," "continue,” "outlook," “target” and similar expressions identify forward-looking statements. Such statements are based on management's current assumptions, expectations and/or beliefs, are not guarantees of future performance and are subject to substantial risks, uncertainties and changes that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Risk Factors" in OPENLANE’s Form 10-K for the year ended December 31, 2023 and in OPENLANE’s other filings and reports filed with the Securities and Exchange Commission. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements are made as of the date of this presentation. OPENLANE undertakes no obligation to update any forward-looking statements.

3 Q2 | 2024 2024 Guidance Reflects Newly Enacted Canadian DST 2024 GUIDANCE (In millions, except per share amounts) (Unaudited) Low High Income from continuing operations $65 $80 Add back: Income taxes 38 47 Interest expense, net of interest income 147 145 Depreciation and amortization 100 98 EBITDA $350 $370 Total addbacks/(deductions), net (65) (65) Adjusted EBITDA $285 $305 Income from continuing operations per share – diluted * $0.14 $0.24 Income from continuing operations $65 $80 Total adjustments, net 46 46 Operating adjusted net income from continuing operations $111 $126 Operating adjusted net income from continuing operations per share – diluted $0.77 $0.87 Weighted average diluted shares – including assumed conversion of preferred shares 145 145 * The company uses the two-class method of calculating income (loss) from continuing operations per diluted share. Under the two-class method, income from continuing operations is adjusted for dividends and undistributed earnings (losses) to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares.

4 Q2 | 2024 Second Quarter & Year-to-Date Results

OPENLANE Q2 & YTD 2024 Highlights*

($ in millions, except per share amounts)

OPENLANE	Q2 2024	Q2 2023	YTD 2024	YTD 2023
Total operating revenues from continuing operations	$431.8	$416.9	$848.1	$837.5
Gross profit**	$185.9	$194.3	$388.3	$390.7
*% of revenue***	*43.1%*	*46.6%*	*45.8%*	*46.7%*
SG&A	$106.0	$111.2	$214.7	$219.2
Other (income) expense, net***	$0.2	($21.3)	$0.7	($14.2)
EBITDA	$79.4	($148.8)	$172.2	($68.4)
Adjusted EBITDA	$71.4	$83.8	$146.2	$142.7
Income (loss) from continuing operations	$10.7	($193.8)	$29.2	($181.1)
Income (loss) from continuing operations per share – diluted	$ -	($1.87)	$0.05	($1.86)
Weighted average diluted shares	108.6	109.6	109.4	109.4
Operating adjusted net income from continuing operations per share – diluted	$0.19	$0.25	$0.38	$0.38
Weighted average diluted shares – including assumed conversion of preferred shares	144.4	145.3	145.1	145.2
Effective tax rate	41.2%	9.1%	38.4%	6.2%
Capital expenditures	$13.0	$14.9	$25.9	$26.9

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three and six months ended June 30, 2024.
** Exclusive of depreciation and amortization.
*** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company. The second quarter of 2023 included the receipt of a $20 million early termination payment.

Q2 | 2024

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6 Q2 | 2024 Marketplace Q2 & YTD 2024 Highlights* ($ in millions, except volumes) Marketplace Q2 2024 Q2 2023 YTD 2024 YTD 2023 Auction fees $108.7 $103.3 $218.6 $203.2 Service revenue $147.1 $155.7 $297.3 $321.3 Purchased vehicle sales $80.2 $60.4 $138.4 $115.9 Total Marketplace revenue from continuing operations $336.0 $319.4 $654.3 $640.4 Gross profit** $106.9 $113.3 $228.1 $226.5 % of revenue, excluding purchased vehicles** 41.8% 43.8% 44.2% 43.2% SG&A $94.0 $98.5 $188.8 $194.1 Other (income) expense, net*** $0.2 ($21.0) $0.7 ($14.0) EBITDA $12.4 ($217.4) $37.9 ($207.7) Adjusted EBITDA $32.7 $43.5 $67.8 $57.8 % of revenue 9.7% 13.6% 10.4% 9.0% Commercial vehicles sold 217,000 180,000 439,000 347,000 Dealer consignment vehicles sold 151,000 164,000 301,000 327,000 Total vehicles sold 368,000 344,000 740,000 674,000 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three and six months ended June 30, 2024. ** Exclusive of depreciation and amortization. *** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company. The second quarter of 2023 included the receipt of a $20 million early termination payment.

7 Q2 | 2024 Finance Q2 & YTD 2024 Highlights* ($ in millions, except for revenue per loan transaction) Finance Q2 2024 Q2 2023 YTD 2024 YTD 2023 Interest income $59.5 $61.9 $120.5 $122.5 Fee income $45.9 $44.1 $94.4 $91.7 Other revenue $2.4 $3.7 $4.5 $7.1 Provision for credit losses ($12.0) ($12.2) ($25.6) ($24.2) Total Finance revenue $95.8 $97.5 $193.8 $197.1 Gross profit** $79.0 $81.0 $160.2 $164.2 % of revenue** 82.5% 83.1% 82.7% 83.3% SG&A $12.0 $12.7 $25.9 $25.1 Other (income) expense, net $ - ($0.3) $ - ($0.2) EBITDA $67.0 $68.6 $134.3 $139.3 Adjusted EBITDA $38.7 $40.3 $78.4 $84.9 Loan transactions 415,000 402,000 837,000 822,000 Revenue per loan transaction $231 $243 $232 $240 Provision for credit losses % of finance receivables 2.1% 2.0% 2.2% 2.0% Managed receivables $2,239.1 $2,418.3 $2,239.1 $2,418.3 Obligations collateralized by finance receivables $1,573.6 $1,717.4 $1,573.6 $1,717.4 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three and six months ended June 30, 2024. ** Exclusive of depreciation and amortization.

8 Q2 | 2024 June 30, 2024 Leverage (US$ in millions) Balance Maturity Revolving Credit Facility (Adjusted Term SOFR + 2.25%) $28 2028 Canadian Revolving Credit Facility (Adjusted Term CORRA +2.50%) 29 2028 Senior Notes (Fixed 5.125%) 210 2025 Other 15 Total 282 Less: Cash and cash equivalents 61 Net Debt 221 Net Debt Ratio 1 0.8 Corporate Credit Ratings: S&P B, Moodys B1 1 When calculating the corporate net debt to Adjusted EBITDA leverage ratio, we use the balance sheet “Cash and cash equivalents” amount instead of available cash as defined by our credit agreement.

9 Q2 | 2024 Historical Data

10 Q2 | 2024 Marketplace Metrics (Volumes in thousands) 2Q24 1Q24 2023 4Q23 3Q23 2Q23 1Q23 2022 Revenue1 ($M) $336.0 $318.3 $1,251.7 $294.7 $316.6 $319.4 $321.0 $1,143.5 Commercial vehicles sold 217 222 710 183 180 180 167 661 Dealer consignment vehicles sold 151 150 621 135 159 164 163 636 Total vehicles sold 368 372 1,331 318 339 344 330 1,297 Gross profit percentage1 31.8% 38.1% 36.0% 36.0% 37.0% 35.5% 35.3% 32.6% Gross profit percentage, excluding purchased vehicles 41.8% 46.6% 44.3% 45.3% 45.8% 43.8% 42.6% 38.8% Income (loss) from continuing operations ($M) ($16.1) ($12.9) ($277.5) ($17.7) ($19.3) ($219.4) ($21.1) ($105.7) Adjusted EBITDA ($M) $32.7 $35.1 $108.3 $23.7 $26.8 $43.5 $14.3 $29.4 Gross Merchandise Value ($B) $6.8 $7.0 $24.1 $5.7 $6.0 $6.4 $6.0 $23.2 1 Includes purchased vehicle sales

11 Q2 | 2024 Finance Metrics ($ in millions, except for revenue per loan transaction; LTUs in thousands) 2Q24 1Q24 2023 4Q23 3Q23 2Q23 1Q23 2022 Interest income $59.5 $61.0 $248.4 $62.9 $63.0 $61.9 $60.6 $202.8 Fee income $45.9 $48.5 $183.3 $46.0 $45.6 $44.1 $47.6 $171.9 Other revenue $2.4 $2.1 $12.3 $2.5 $2.7 $3.7 $3.4 $11.0 Provision for credit losses ($12.0) ($13.6) ($50.6) ($14.8) ($11.6) ($12.2) ($12.0) ($9.8) Total Finance revenue $95.8 $98.0 $393.4 $96.6 $99.7 $97.5 $99.6 $375.9 Loan Transaction Units (LTU) 415 422 1,625 397 406 402 420 1,562 Revenue per Loan Transaction $231 $232 $242 $243 $246 $243 $237 $241 Income (loss) from continuing operations $26.8 $31.4 $122.7 $31.3 $32.0 $25.6 $33.8 $134.3 Adjusted EBITDA $38.7 $39.7 $163.7 $38.1 $40.7 $40.3 $44.6 $201.8 Ending Managed Finance Receivables $2,239.1 $2,313.7 $2,305.0 $2,305.0 $2,379.1 $2,418.3 $2,406.4 $2,416.6 Ending Obligations Collateralized by Finance Receivables $1,573.6 $1,597.2 $1,631.9 $1,631.9 $1,695.3 $1,717.4 $1,638.2 $1,677.6

12 Q2 | 2024 APPENDIX

13 Q2 | 2024 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

14 Q2 | 2024 Q2 2024 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2024 Marketplace Finance Consolidated Income (loss) from continuing operations ($16.1) $26.8 $10.7 Add back: Income taxes (1.2) 8.7 7.5 Interest expense, net of interest income 5.2 31.9 37.1 Depreciation and amortization 21.1 3.0 24.1 Intercompany interest 3.4 (3.4) - EBITDA $12.4 $67.0 $79.4 Non-cash stock-based compensation 3.6 0.1 3.7 Acquisition related costs 0.2 - 0.2 Securitization interest - (29.2) (29.2) Severance 5.4 0.6 6.0 Foreign currency (gains)/losses 0.5 - 0.5 Professional fees related to business improvement efforts 0.6 0.1 0.7 Impact for newly enacted Canadian DST related to prior years 10.0 - 10.0 Other - 0.1 0.1 Total addbacks/(deductions) 20.3 (28.3) (8.0) Adjusted EBITDA $32.7 $38.7 $71.4 Revenue $336.0 $95.8 $431.8 Adjusted EBITDA % margin 9.7% 40.4% 16.5%

15 Q2 | 2024 Q2 2023 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2023 Marketplace Finance Consolidated Income (loss) from continuing operations ($219.4) $25.6 ($193.8) Add back: Income taxes (36.0) 16.7 (19.3) Interest expense, net of interest income 5.4 32.1 37.5 Depreciation and amortization 24.5 2.3 26.8 Intercompany interest 8.1 (8.1) - EBITDA ($217.4) $68.6 ($148.8) Non-cash stock-based compensation 4.3 1.2 5.5 Loss on extinguishment of debt 1.1 - 1.1 Acquisition related costs 0.3 - 0.3 Securitization interest - (29.6) (29.6) Severance 0.9 0.1 1.0 Foreign currency (gains)/losses 0.5 (0.2) 0.3 Goodwill and other intangibles impairment 250.8 - 250.8 Contingent consideration adjustment 1.3 - 1.3 Net change in unrealized (gains) losses on investment securities - (0.2) (0.2) Professional fees related to business improvement efforts 1.7 0.4 2.1 Total addbacks/(deductions) 260.9 (28.3) 232.6 Adjusted EBITDA $43.5 $40.3 $83.8 Revenue $319.4 $97.5 $416.9 Adjusted EBITDA % margin 13.6% 41.3% 20.1%

16 Q2 | 2024 YTD 2024 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2024 Marketplace Finance Consolidated Income (loss) from continuing operations ($29.0) $58.2 $29.2 Add back: Income taxes (1.0) 19.2 18.2 Interest expense, net of interest income 11.9 64.5 76.4 Depreciation and amortization 42.7 5.7 48.4 Intercompany interest 13.3 (13.3) - EBITDA $37.9 $134.3 $172.2 Non-cash stock-based compensation 8.8 1.9 10.7 Acquisition related costs 0.5 - 0.5 Securitization interest - (59.1) (59.1) Severance 6.8 0.9 7.7 Foreign currency (gains)/losses 2.5 - 2.5 Professional fees related to business improvement efforts 1.2 0.3 1.5 Impact for newly enacted Canadian DST related to prior years 10.0 - 10.0 Other 0.1 0.1 0.2 Total addbacks/(deductions) 29.9 (55.9) (26.0) Adjusted EBITDA $67.8 $78.4 $146.2 Revenue $654.3 $193.8 $848.1 Adjusted EBITDA % margin 10.4% 40.5% 17.2%

17 Q2 | 2024 YTD 2023 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2023 Marketplace Finance Consolidated Income (loss) from continuing operations ($240.5) $59.4 ($181.1) Add back: Income taxes (39.9) 27.9 (12.0) Interest expense, net of interest income 12.5 62.4 74.9 Depreciation and amortization 45.7 4.1 49.8 Intercompany interest 14.5 (14.5) - EBITDA ($207.7) $139.3 ($68.4) Non-cash stock-based compensation 7.0 2.3 9.3 Loss on extinguishment of debt 1.1 - 1.1 Acquisition related costs 0.6 - 0.6 Securitization interest - (57.4) (57.4) Severance 1.4 0.1 1.5 Foreign currency (gains)/losses 0.4 - 0.4 Goodwill and other intangibles impairment 250.8 - 250.8 Contingent consideration adjustment 1.3 - 1.3 Net change in unrealized (gains) losses on investment securities - (0.1) (0.1) Professional fees related to business improvement efforts 2.3 0.5 2.8 Other 0.6 0.2 0.8 Total addbacks/(deductions) 265.5 (54.4) 211.1 Adjusted EBITDA $57.8 $84.9 $142.7 Revenue $640.4 $197.1 $837.5 Adjusted EBITDA % margin 9.0% 43.1% 17.0%

Operating Adjusted Net Income per Share Reconciliation

($ in millions, except per share amounts), (Unaudited)	Three Months ended June 30,		Six Months ended June 30,	
	2024	2023	2024	2023
Net income (loss) from continuing operations [1]	**$10.7**	**($193.8)**	**$29.2**	**($181.1)**
Acquired amortization expense	9.1	9.8	18.4	17.2
Impact for newly enacted Canadian DST related to prior years	10.0	-	10.0	-
Loss on extinguishment of debt	-	1.1	-	1.1
Contingent consideration adjustment	-	1.3	-	1.3
Goodwill and other intangibles impairment	-	250.8	-	250.8
Income taxes [2]	(2.1)	(32.4)	(2.5)	(34.2)
Operating adjusted net income from continuing operations	**$27.7**	**$36.8**	**$55.1**	**$55.1**
Operating adjusted net income from discontinued operations	**$ -**	**$ -**	**$ -**	**$ -**
Operating adjusted net income	**$27.7**	**$36.8**	**$55.1**	**$55.1**
Operating adjusted net income from continuing operations per share – diluted	$0.19	$0.25	$0.38	$0.38
Operating adjusted net income from discontinued operations per share – diluted	-	-	-	-
Operating adjusted net income per share – diluted	**$0.19**	**$0.25**	**$0.38**	**$0.38**
Weighted average diluted shares - including assumed conversion of preferred shares	144.4	145.3	145.1	145.2

(1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income and operating adjusted net income per diluted share.

(2) For the three and six months ended June 30, 2024 and 2023, each tax deductible item was booked to the applicable statutory rate. The deferred tax benefits of $52.5 million and $6.5 million associated with the goodwill and tradename impairments in the second quarter of 2023, respectively, resulted in the U.S. being in a net deferred tax asset position. Due to the three year cumulative loss related to U.S. operations, we currently have a $41.1 million valuation allowance against the U.S. net deferred tax asset.

Q2 | 2024

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